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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 29, 2004
                        (Date of earliest event reported)



                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)


                         (Commission File No. 000-32325)



          OKLAHOMA                                       73-1534474
(State or other jurisdiction                (I.R.S. Employer Identification No.)
      of incorporation)


          ONE BENHAM PLACE
   9400 NORTH BROADWAY, SUITE 600
       OKLAHOMA CITY, OKLAHOMA                              73114
(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (405) 600-0711

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 29, 2004, the Audit Committee of the Board of Directors of GMX RESOURCES INC. (the "Company") approved the dismissal of KPMG, LLP ("KPMG") as the Company's independent public accountant. On the same day, the Audit Committee approved Smith, Carney & Co., P.C. ("Smith Carney") as the Company's independent public accountant for the year 2004.

     KPMG's audit report on the Company's consolidated financial statements as of and for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals, except as follows:

     KPMG's report on the Company's consolidated financial statements for the year ended December 31, 2002 contained a separate paragraph stating that "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note L to the financial statements, the Company is not in compliance with certain of its debt covenants and has a significant working capital deficiency that raise substantial doubt about the Company's ability to continue operating as a going concern. Management's plans in regard to these matters are also described in Note L. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     KPMG's report on the Company's consolidated financial statements for the year ended December 31, 2003 contained a separate paragraph stating that "As discussed in Note A to the consolidated financial statements, GMX Resources Inc. changed its method of accounting for asset retirement obligations in 2003."

     During the years ended December 31, 2003 and 2002, and through April 29, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter in connection with their opinion on the Company's consolidated financial statements for such years.

     The Company provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of KPMG's letter, dated April 30, 2004.

     During the years ended December 31, 2003 and 2002 and through the date hereof, the Company did not consult Smith Carney with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed as a part of this report:

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Exhibit No.     Description
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   16.1         Letter dated April 30, 2004 from KPMG, LLP




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              GMX RESOURCES INC.


Date:   May 5, 2004           By: /s/ Ken L. Kenworthy, Sr.
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                                  Ken L. Kenworthy, Sr., Chief Financial Officer

















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                                INDEX TO EXHIBITS



Exhibit No.     Description
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   16.1         Letter dated April 30, 2004 from KPMG, LLP


























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